                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1998 to February 28, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of March, 1998.

                                              GREEN TREE FINANCIAL CORP.




                                              BY: /S/ PHYLLIS A. KNIGHT
                                                 ----------------------------
                                              Phyllis A. Knight
                                              Senior Vice President and
                                              Treasurer

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of March, 1998.

                                              GREEN TREE FINANCIAL CORP.




                                              BY: /S/ PHYLLIS A. KNIGHT
                                                 ----------------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                 Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998

                                             Distribution Date: 3/16/98
                                             CUSIP#:  393505 ZJA ZK1 ZL9 ZM7
                                                      ZN5 ZP0 ZQ8 ZR6 ZS4
                                             Trust Account:  3336335-0


1.  (a) Amount Available
       (including Monthly Servicing Fee)                         $10,421,744.44

    (b) Class HE: M-1 Interest Deficiency Amount
        (if any), Class HE: M-2 Interest Deficiency
        Amount (if any) and Class HE: B-1 Interest
        Deficiency Amount (if any) withdrawn for prior
        Payment Date                                                        .00

    (c) Amount Available after giving effect to
        withdrawal of any Class HE: M-1 Interest
        Deficiency Amount, Class HE: M-2 Interest
        Deficiency Amount and Class HE: B Interest
        Deficiency Amount for prior Payment Date                  10,421,744.44

    PRINCIPAL

2. Formula Principal Distribution Amount:

    (a) Scheduled Principal                   454,251.85
    (b) Principal Prepayments               3,208,714.91
    (c) Liquidated Loans                             .00
    (d) Repurchases                            11,923.77
    (e) Previously undistributed Principal
        Amounts                                      .00
    (f) Pre-Funded Fixed Rate Amount, if any         .00
    (g) Extra Principal Distribution
        Amount                              3,034,812.73
    (h) Less Class HE: A-1ARM Formula
        Principal Distribution Amount                .00

    Total Principal                                                6,709,703.26

3.  Class HE: A-1ARM Formula Principal
    Distribution Amount: (lesser of Class HE:
    A-1ARM Principal Balance or sum of (a)-(f))

    (a) Scheduled Principal                   124,808.80
    (b) Principal Prepayments               1,445,096.98
    (c) Liquidated Loans                             .00
    (d) Repurchases                             1,943.00
    (e) Pre-Funded ARM Amount, if any                .00
    (f) Clause (vi) of definition                    .00

    Total Principal                                                1,571,848.78

4.  Senior Percentage                                                       100%

5.  Class B Percentage                                                      100%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 2

                                              Distribution Date: 3/16/98
                                              CUSIP#:  393505 ZJA ZK1 ZL9 ZM7
                                                       ZN5 ZP0 ZQ8 ZR6 ZS4
                                              Trust Account:  3336335-0



CLASS HE: A CERTIFICATES

6.  Aggregate Interest

    (a) Class HE: A-1 ARM Pass-through Rate      5.85547%
    (b) Class HE: A-1 Interest                                       304,972.40
    (c) Class HE: A-1 Pass-through Rate             6.00%
    (d) Class HE: A-1 Interest                                       559,000.00
    (e) Class HE: A-2 Pass-through Rate             6.04%
    (f) Class HE: A-2 Interest                                       283,544.44
    (g) Class HE:         A-3 Pass-through Rate     6.33%
    (h) Class HE: A-3 Interest                                       260,585.00
    (i) Class HE: A-4 Pass-through Rate             6.25%
    (j) Class HE: A-4 Interest                                        90,277.78
    (k) Class HE: A-5 IO Pass-through Rate          8.00%
    (l) Class HE: A-5 IO Interest                                    115,555.56


7.  Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

8.  Remaining Unpaid Class HE: A Interest Shortfall                         .00


PRINCIPAL

9.  Class HE: A-4 Lockout Percentage for such Payment Date                  100%

10. Class HE: A Principal Distribution:

    (a)  Class HE: A-1ARM                                          1,571,848.78
    (b)  Class HE: A-4 Lockout Pro Rata Distribution
         Amount                                                             .00
    (c)  Balance of Formula Principal Distribution
         Amount
           (i)   Class HE: A-1                                     6,709,703.26
           (ii)  Class HE: A-2                                              .00
           (iii) Class HE: A-3                                              .00
           (iv)  Class HE: A-4                                              .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 3

                                          Distribution Date: 3/16/98
                                          CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5
                                                   ZP0 ZQ8 ZR6 ZS4
                                          Trust Account:  3336335-0


11. Class HE: A Principal Balance:
    (a) Class HE: A-1ARM Principal Balance                        73,428,151.22
    (b) Class HE: A-1 Principal Balance                          122,290,296.74
    (c) Class HE: A-2 Principal Balance                           65,000,000.00
    (d) Class HE: A-3 Principal Balance                           57,000,000.00
    (e) Class HE: A-4 Principal Balance                           20,000,000.00
    (f) Class HE: A-5 IO National Principal Amount                20,000,000.00

12. Amount, if any, by which Class A Formula Distribution
    Amount exceeds Class A Distribution Amount                              .00

      CLASS HE: M-1 CERTIFICATES

13. Amount Available less the Class HE:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                   526,257.22


    INTEREST on Class HE: M-1 Principal Balance less Class HE: M-1 Liquidation Loss Principal Amount

14. Current Interest
    (a) Class HE: M-1 Pass-through Rate             6.98%
    (b) Class HE: M-1 Interest                                       146,192.22

15. Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

16. Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

17. Class M-1 Interest Deficiency Amount                                    .00

18. Class M-1 Interest Deficiency Amount unpaid                             .00

    PRINCIPAL

19. Class He: M-1 Principal Distribution                                    .00

20. Class HE: M-1 Principal Balance                               29,000,000.00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 4

                                      Distribution Date: 3/16/98
                                      CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0
                                               ZQ8 ZR6 ZS4
                                      Trust Account:  3336335-0



21. Amount, if any, by which Class M-1 Formula Distribution Amount exceeds Class M-1
    Distribution Amount                                                     .00

    CLASS HE: M-2 CERTIFICATES

22. Amount Available less the Class HE:
    A Distribution Amount and Class HE:
    M-1 Distribution Amount (including
    Monthly Servicing Fee)                                           380,065.00

    INTEREST on Class HE: M-2 Principal Balance less
    Class HE: M-2 Liquidation Loss Principal Amount

23. Current Interest
       (a) Class HE: M-2 Pass-Through Rate         7.17%
       (b) Class HE: M-2 Interest                                     98,388.33

24. Amount applied to Unpaid Class
    HE: M-2 Interest Shortfall                                              .00

25. Remaining unpaid Class HE: M-2
    Interest Deficiency Amount                                              .00

26. Class HE: M-2 Interest Deficiency Amount                                .00

27. Class HE: M-2 Interest Deficiency Amount Unpaid                         .00

28. Class HE: M-2 Principal Distribution                                    .00

29. Class HE: M-2 Principal Balance                               19,000,000.00

30. Amount, if any, by which Class M-2
    Formula Principal Distribution
    Amount exceeds Class M-2
    Distribution Amount                                                     .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 4

                                      Distribution Date: 3/16/98
                                      CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0
                                               ZQ8 ZR6 ZS4
                                      Trust Account:  3336335-0


    CLASS HE: B PRINCIPAL DISTRIBUTION TESTS
    (tests must be satisfied on and after the Payment
     Date occurring in March 2001)

31. Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Payment Date                                                     .19%

       (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 6.0%)                                     .06%

32. Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Payment Date                                                     .47%

       (b) Average Thirty-Day delinquency Ratio Test (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 12%)                                      .16%

33. Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for current
           Payment Date (as a percentage of Cut-off Date
           Pool Principal Balance: may not exceed 7.5%)                     .00%

34. Current Realized Losses Test

       (a) Current Realized Losses for current
           Payment Date                                                     .00

       (b) Current Realized Loss Ratio (total Realized Losses
           for most recent three months, multiplied By 4,
           divided by arithmetic average of Pool Scheduled
           Principal Balances for third preceding
           Remittance and for current Remittance Date;
           may not exceed 2%)                                               .00%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 7

                                       Distribution Date: 3/16/98
                                       CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0
                                                ZQ8 ZR6 ZS4
                                       Trust Account:  3334953-0

35.    Class HE: B Principal Balance Test

       (a) Class HE: B Principal Balance (before any
       distributions on current Payment Date) divided
       by Pool Scheduled Principal Balance for prior
       Payment Date (must equal or exceed 5.5%)                            4.09%

       CLASS HE: B CERTIFICATES

36.    Amount Available less the Class HE:
       A Distribution Amount and Class HE:
       M Distribution Amount (including Monthly
       Servicing Fee)                                                281,676.67

       INTEREST on Class HE: B Principal Balance less
       Class HE: B Liquidation Loss Principal Amount

37.    Current Interest
       (a)  Class HE: B Pass-Through Rate           7.31%
       (b)  Class HE: B Interest                                      31,676.67

38.    Amount applied to Unpaid Class HE:
       B Interest Shortfall                                                 .00

39.    Remaining unpaid Class HE: B Interest Shortfall                      .00

40.    Class HE: B Interest Deficiency Amount                               .00

41.    Class HE: B Interest Deficiency Amount unpaid                        .00

       PRINCIPAL

42.    Class HE: B Principal Distribution                                   .00

43.    Class HE: B Principal Balance                               6,000,000.00

44.    Amount, if any, by which Class B Formula
       Distribution Amount exceeds Class B
       Distribution Amount                                                  .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 9

                                       Distribution Date: 3/16/98
                                       CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0
                                                ZQ8 ZR6 ZS4
                                       Trust Account:  3336335-0

INTEREST ON CLASS HE: M-1, M-2, B LIQUIDATION LOSS PRINCIPAL AMOUNT

45.    Class HE: M-1

       (a) Class HE: M-1 Liquidation Loss Principal Amount                  .00
       (b) Interest at Class HE: M-1 Pass-Through Rate on
           Class HE: M-1 Liquidation Loss Principal Amount                  .00
       (c) Amount applied to Unpaid Class HE: M-1 Liquidation
           Loss Interest Shortfall                                          .00
       (d) Remaining Unpaid Class HE: M-1 Liquidation Loss
           Interest Shortfall                                               .00

46. Class HE: M-2

       (a) Class HE: M-2 Liquidation Loss Principal Amount                  .00
       (b) Interest at Class HE: M-2 Pass-Through Rate on
           Class HE: M-2 Liquidation Loss Principal Amount                  .00
       (c) Amount applied to Unpaid Class HE: M-2
           Liquidation Loss Interest Shortfall                              .00
       (d) Remaining Unpaid Class He: M-2 Liquidation
           Loss Interest Shortfall                                          .00

47.  Class HE: B

       (a) Class HE: B Liquidation Loss Principal Amount                    .00
       (b) Interest at Class HE: B Pass-Through Rate on
           Class HE: B Liquidation Loss Principal Amount                    .00
       (c) Amount applied to Unpaid Class HE: B
           Liquidation Loss Interest Shortfall                              .00
       (d) Remaining Unpaid Class HE: B Liquidation Loss
           Interest Shortfall                                               .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 10

                                       Distribution Date: 3/16/98
                                       CUSIP#:  393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0
                                                ZQ8 ZR6 ZS4
                                       Trust Account:  3336335-0

       CLASS HE: A, CLASS HE: M, AND CLASS HE: B CERTIFICATES

48.    Pool Scheduled Principal Balance                          394,753,260.69

       (a) Fixed Rate Loans                                      321,325,109.47
       (b) Adjustable Rate Loans                                  73,428,151.22

49.    Adjusted Pool Principal Balance                           391,718,447.96

50.    Pool Factors

           (a) Class HE: A-1ARM Pool Factor                           .97904202
           (b) Class HE: A-1 Pool Factor                              .94798680
           (c) Class HE: A-2 Pool Factor                             1.00000000
           (d) Class HE: A-3 Pool Factor                             1.00000000
           (e) Class HE: A-4 Pool Factor                             1.00000000
           (f) Class HE: M-1 Pool Factor                             1.00000000
           (g) Class HE: M-2 Pool Factor                             1.00000000
           (h) Class HE: B Pool Factor                               1.00000000


51.    Aggregate Extra Principal Distribution
       Amount on Current and Prior Payments Dates                  3,034,812.73

52.    Loans Delinquent

       Total HE Fixed
       (a) 31-59 days                1,609,376.55  35
       (b) 60-89 days                  569,369.02  10
       (c) 90 or more days             132,618.63   1

       Adjustable Rate
       (a) 31-59 days                  246,239.34   5
       (b) 60-89 days                         .00   0
       (c) 90 or more days                    .00   0

53.    Principal Balance of Defaulted Contracts

       Total HE Fixed Contracts                                       56,970.30
       Adjustable Rate Contracts                                            .00

                      GREEN TREE FINANCIAL CORPORATION
                     CERTIFICATES FOR HOME EQUITY LOANS
                              GREEN TREE TRUST
                                     1998-A
                                 MONTHLY REPORT
                                  FEBRUARY 1998
                                     Page 12

                                       Distribution Date: 3/16/98
                                       CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8 TL6
                                                TM4 TN2 TP7 TQ5 TR3
                                       Trust Account:  3336335-0

54.    Number of Liquidated Contracts and
       Net Liquidated Loss

       Total HE Fixed Contracts                #0                           .00
       Adjustable Rate Contracts               #0                           .00

55.    Number of Loans Remaining

       Total HE Fixed Contracts                              6219
       Adjustable Rate Contracts                              615

56.    Pre-Funded ARM Amount                                                .00

57.    Pre-Funded Fixed Rate Amount                                         .00


       CLASS C SUBSIDIARY CERTIFICATES

58.    Monthly Servicing Fee                                         250,000.00
59.    Class C Master Residual Payment                                      .00



Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.